Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated January 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Intermediate Maturity California Municipals Fund’s Annual Report on Form N-CSR for the year ended November 30, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

March 19, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated January 18, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Massachusetts Municipals Fund’s Annual Report on Form N-CSR for the year ended November 30, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

March 19, 2018

Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Partners Income Trust of our report dated January 17, 2018, relating to the financial statements and financial highlights, which appears in Western Asset Intermediate Maturity New York Municipals Fund’s Annual Report on Form N-CSR for the year ended November 30, 2017. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

March 19, 2018

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Income Trust

We consent to the use of our reports dated January 17, 2017 with respect to the financial statements of Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund and Western Asset Massachusetts Municipals Fund, each a series of the Legg Mason Partners Income Trust, as of November 30, 2016, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

New York, New York

March 19, 2018